UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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 FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2021

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Invesco Real Estate Income Trust Inc.
(Exact name of registrant as specified in its charter)
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Maryland	333-254931	83-2188696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2001 Ross Avenue
Suite 3400
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (972) 715-8400
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02	Unregistered Sales of Equity Securities.
On August 26, 2021, Invesco Real Estate Income Trust Inc. (the “Company”) sold unregistered Class E shares of common stock and unregistered Class N shares of common stock to certain persons affiliated with the Company or Invesco Advisers, Inc., the Company's adviser. The offer and sale of these shares was exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2) thereunder as they did not involve any public offering. The following table details the shares sold:

	Number of Shares Issued	Consideration
Class E Common Stock	1,377	$4,361,343
Class N Common Stock	155,836	$38,657
Total	157, 213	$4,400,000

Item 8.01	Other Events.
August 2021 Distributions
On August 31, 2021, the Company declared distributions for each applicable class of its common stock in the amount per share set forth below:

	Gross Distribution	Stockholder Servicing Fee	Net Distribution
Class T Common Stock	$0.1333	$0.0201	$0.1132
Class S Common Stock	$0.1333	$0.0201	$0.1132
Class D Common Stock	$0.1333	$0.0060	$0.1273
Class I Common Stock	$0.1333	$0.0000	$0.1333
Class E Common Stock	$0.1333	$0.0000	$0.1333

The net distributions for each class of common stock (which represents the gross distributions less stockholder servicing fees for the applicable class of common stock) are payable to stockholders of record immediately following the close of business on August 31, 2021 and will be paid on or about September 13, 2021. These distributions will be paid in cash or reinvested in shares of the Company’s common stock for stockholders participating in the Company’s distribution reinvestment plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Invesco Real Estate Income Trust Inc.

By: /s/ R. Lee Phegley, Jr.
R. Lee Phegley, Jr.
Chief Financial Officer

Date: August 31, 2021